Exhibit 10.3

International Services Agreement between Chestatee State Bank and The Bankers Bank, dated April, 27, 1998

The Bankers Bank

                                         CMSA9- INTERNATIONAL SERVICES AGREEMENT

2410 Paces Ferry Rd.
600 Paces Summit
Atlanta, GA  30339

This agreement is made between Chestatee State Bank ("customer") and The Bankers Bank.

Procedures, instructions, definitions, liabilities and/or warranties set forth in the International Services Manual shall be deemed as providing terms for these transactions and binding until revisions are sent forth changing such conditions.

Let it be known that foreign transactions are not governed by United States law and may be subject to the law of the place where the bank is located. There are no standard international banking rules and regulations governing foreign banks as an entity. Vast differences in handling may occur from country to country dependent upon that government's policies and practices. The Bankers Bank issues no warranties, expressed or implied, for assuming responsibility for any action, claim, or damage as a result of any other party's handling of any transaction whether on foreign or domestic soil.

Other involved banks fees, adjustments and/or service charges assessed in the delivery or collection of items becomes the responsibility of the customer. Mail cost and/or transportation options are to be assumed by the customer with advice or assistance upon request for expeditions delivery. The Bankers Bank fees are outlined in the enclosed Fee Schedule. The processes are subject to change with 30 day notice. All fees are assessed at the time of transaction.

Wire Transfer
         Terms of agreement for foreign wire transfer requests are the same as domestic wire transfer requests. Provisions are included under the same instrument expressing conditions, warranties, liabilities and/or restrictions for domestic fund transfer; thereby requiring no separate cover. (see reverse)

Foreign Cash Letter
-------------------
1. Endorsement: Customer must ensure instrument has been endorsed by payee and also bears Customer's endorsement.

2. Payments: The Bankers Bank will credit Customer 3 days after the date of receipt.

3. Returned/Unpaid Instruments: Any instrument which is returned to The Bankers Bank will be charged back at TBB's selling rate for the foreign currency on the day the instrument is received by The Bankers Bank. Reclamation periods in foreign countries are not the same as those in the United States.

Foreign Collection Items
------------------------
1. Endorsement: Customer must ensure instrument has been endorsed by payee and also bears Customer's endorsement.

2. Payments: The Bankers Bank will pay Customer when final payment is received for the item. The collection process usually takes between 30 and 60 days, but sometimes longer.

3. Returned/Unpaid Instruments: Any collection items which are refused for collection and returned to us will be mailed directly to your bank. Any fees assessed to us will be charged to your bank.

BANK ("CUSTOMER")                                 THE BANKERS BANK

By:    /s/ Robert W. Coile                       By:
       -------------------------------                 ------------------------

Title: SRVP/COO                                  Title:
       -------------------------------                 ------------------------

Date:  4-27-98                                   Date:
       -------------------------------                 ------------------------

The Bankers Bank

                                                  CMSA8- SERIES EE SAVINGS BONDS
                                                         EDS REPORTING AGREEMENT

2410 Paces Ferry Rd.
600 Paces Summit
Atlanta, GA  30339

THIS AGREEMENT made this 27 day of April, 1998, by and between THE BANKERS BANK herein called "BANK" AND Chestatee State Bank herein called "RESPONDENT", witnesseth:

In consideration of the mutual promises and agreements of the parties, as set forth in the Cash Management Service Agreement executed between the Bank and the Respondent, the parties hereby agree to the terms and condition of this SERIES EE SAVINGS BOND AGREEMENT as follows:

1. Respondent agrees to subscribe to and Bank agrees to provide to Respondent Series EE Savings Bond reporting ("Service"), in accordance with the terms and conditions set forth herein and as described in the CONNECTION Services agreement.

2. The Service includes the transmission of electronic notification initiated by the Respondent and processed through the Bank to be received by The Federal Reserve Bank of Atlanta for further processing of the bond order.

3. Respondent understands that Savings Bond orders received prior to 12:00 noon will be processed the same business day. All entries received after 12:00 noon will be processed the following business day.

IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be executed by their duly authorized representatives, to be effective the date first written above.


RESPONDENT                                   THE BANKERS BANK

By:    /s/ Robert W. Coile                   By:
       --------------------------                   ----------------------------

Title: SRVP/COO                              Title:
       --------------------------                   ----------------------------

Date:  4-27-98                               Date:
       --------------------------                   ----------------------------

Treasury Agent No.
                  ---------------

The Bankers Bank

                                                  CMSA7- CASH SERVICES AGREEMENT
                                                   COIN, CURRENCY & FOOD COUPONS

2410 Paces Ferry Rd.
600 Paces Summit
Atlanta, GA  30339

THIS AGREEMENT made this 27 day of April, 1998, by and between THE BANKERS BANK herein called "BANK" AND Chestatee State Bank herein called "RESPONDENT", witnesseth:

In consideration of the mutual promises and agreements of the parties, as set forth in the Cash Management Service Agreement executed between the Bank and the Respondent, the parties hereby agree to the terms and condition of this CASH SERVICES AGREEMENT as follows:

1. Respondent agrees to subscribe to and Bank agrees to provide to Respondent CASH SERVICES ("Services"), in accordance with the terms and conditions set forth herein and as described in the Cash Services Agreement.

2. Respondent hereby agrees to be bound by the provisions of Operating Circular No. 17 (Currency and Coin Services) and Operating Circular No. 7 (Food Coupons) when engaging in the types of transactions indicated in this agreement.

3. Respondent agrees to notify Bank by 1:00 p.m., two days prior to its scheduled shipment date, of its intent to purchase coin and/or currency. Respondent further agrees to notify Bank no later than 11:00 a.m. of the same day of shipment, of its intent to ship coin, currency or food coupons, in order to receive same day credit.

IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be executed by their duly authorized representatives, to be effective the date first written above.


RESPONDENT                                      THE BANKERS BANK

By:     /s/ Robert W. Coile                     By:
       -------------------------------                --------------------------

Title: SRVP/COO                                 Title:
       -------------------------------                 -------------------------

Date:  4-27-98                                  Date:
       -------------------------------                 -------------------------

The Bankers Bank

                                                    CMSA6 - TREASURY, TAX & LOAN
                                             ELECTRONIC COMMUNICATIONS AGREEMENT

2410 Paces Ferry Rd.
600 Paces Summit
Atlanta, GA  30339

THIS AGREEMENT made this 27 day of April, 1998, by and between THE BANKERS BANK herein called "BANK" AND Chestatee State Bank herein called "RESPONDENT", witnesseth:

In consideration of the mutual promises and agreements of the parties, as set forth in the Cash Management Service Agreement executed between the Bank and the Respondent, the parties hereby agree to the terms and condition of this TREASURY, TAX & LOAN ELECTRONIC COMMUNICATIONS AGREEMENT as follows:

1. Respondent agrees to subscribe to and Bank agrees to provide to Respondent TT&L Notification Services ("Service"), in accordance with the terms and conditions set forth herein and as described in the CONNECTION agreement.

2. The Service includes the transmission of electronic notification of TT&L Credit Advice initiated by the Respondent and processed through the Bank to the Bank via the CONNECTION.

3. Respondent hereby agrees to be bound by the provisions of Operating Circular No. 23 when engaging in the types of transactions indicated in this agreement.

4. Respondent understands that TT&L Credit Advices received prior to 11:30 a.m. will be processed the same business day. Notifications received after 11:30 a.m. will be processed the following business day.

5. Bank, acting as agent in a tri-party arrangement for the Respondent, will be transferring TT&L credit advice information on Respondent's behalf. The transactions shall be posted to The Bankers Bank clearing account, for further posting to the Respondent's account at The Bankers Bank.

IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be executed by their duly authorized representatives, to be effective the date first written above.


RESPONDENT                                       THE BANKERS BANK

By:     /s/ Robert W. Coile                      By:
       --------------------------------                 ------------------------

Title:  SRVP/COO                                 Title:
       --------------------------------                 ------------------------

Date:       4-27-98                              Date:
       --------------------------------                 ------------------------

The Bankers Bank

                                     CMSA5 - LARGE DOLLAR NOTIFICATION AGREEMENT


2410 Paces Ferry Rd.
600 Paces Summit
Atlanta, GA  30339

THIS AGREEMENT made this 27 day of April, 1998, by and between THE BANKERS BANK herein called "BANK" AND Chestatee State Bank herein called "RESPONDENT", witnesseth:

In consideration of the mutual promises and agreements of the parties, as set forth in the Cash Management Service Agreement executed between the Bank and the Respondent, the parties hereby agree to the terms and condition of this LARGE DOLLAR RETURN ITEM NOTIFICATION SERVICES AGREEMENT as follows:

1. Respondent agrees to subscribe to and Bank agrees to provide to Respondent Large Dollar Return Item Notification Services ("Service"), in accordance with the terms and conditions set forth herein and as described in the CONNECTION agreement.

2. The Service includes the transmission of electronic notification initiated by the Respondent via the CONNECTION and processed through the Bank to the Bank of first deposit.

3. Notification received prior to 4:00 p.m. will be processed the same business day. Notifications received after 4:00 p.m. will be processed the following business day.

4. Respondent hereby agrees to be bound by the provisions of Operating Circular No. 13 when engaging in the types of transactions indicated in this agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be executed by their duly authorized representatives, to be effective the date first written above.


RESPONDENT                                            THE BANKERS BANK

By:     /s/ Robert W. Coile                     By:
       -----------------------------                   -------------------------

Title:  SRVP/COO                                Title:
       -----------------------------                   -------------------------

Date:   4-27-98                                 Date:
       -----------------------------                   -------------------------

The Bankers Bank

                                                  CMSA4 - ACH SERVICES AGREEMENT


2410 Paces Ferry Rd.
600 Paces Summit
Atlanta, GA  30339

THIS AGREEMENT made this 27 day of April, 1998, by and between THE BANKERS BANK herein called "BANK" AND Chestatee State Bank herein called "RESPONDENT", witnesseth:

In consideration of the mutual promises and agreements of the parties, as set forth in the Cash Management Service Agreement executed between the Bank and the Respondent, the parties hereby agree to the terms and condition of this ACH SERVICES AGREEMENT as follows:

1. Respondent agrees to subscribe to and Bank agrees to provide to Respondent Automated Clearing House ("ACH") Services (the "Service"), in accordance with the terms and conditions set forth herein and as described in the Cash Management Services Agreement.

2. The Service includes the transmission of electronic credit and/or debt entries initiated by the Respondent and processed through the Bank to account maintained at the Bank and at other banks and financial institutions.

3. The Bank and the Respondent acknowledge that the Respondent has given the Bank instructions detailing the plan of the operation of the Service with regard to initiation and transmission of entries, transfer of funds, and disposition of information. A copy of these instructions is attached hereto and are incorporated herein by reference. The instructions may be changed from time to time by written notice by the Respondent when accepted by the Bank. The Bank will not unreasonably withhold its acceptance to such changes.

4. The Respondent may utilize the following Depository Account located at the Bank in connection with the operation of the service: Account Number:

5. The Respondent agrees and acknowledges the Bank will transmit electronic credit and/or debit entries by means of the GEORGIA AUTOMATED CLEARING HOUSE operated in conjunction with the Federal Reserve Bank of Atlanta for the GEORGIA AUTOMATED CLEARING HOUSE ASSOCIATION, INC. (GACHA) and in accordance with the National Automated Clearing House (NACHA) Operating Rules and Procedures (the "Rules").

6. The Respondent will retain an original copy of each authorization for the Bank to initiate a credit or debit entry for six (6) years or after the date of termination or revocation of such authorization.

7. The Respondent agrees to provide the Bank with NACHA prescribed prenotification information for all entries that the Respondent intends to initiate, within the time limits prescribed in the Rules. The Bank agrees to forward the prenotification information to the receiving institution(s). If a receiving institution(s) reject(s) a prenotification entry for either incorrect information or a request for a copy of the authorization, the Respondent agrees not to initiate a live entry until prenotification information has been accepted.

8. In order to initiate credit and/or debit entries, the Respondent will deliver or cause to be delivered on its behalf specific credit and/or debit entry information at the location and within the time frames as requested by the Bank in the Respondent's implementation instructions as provided under Paragraph 3 of this Service Agreement.

9. Upon receipt and acceptance of specific credit and/or debit entry information from the Respondent, the Bank will initiate ACH transfers.

10. The Respondent agrees that the Bank is not required to verify the entry information but instead may rely that the information furnished by the Respondent is authentic and accurate and conforms to the Rules.

11. The Respondent acknowledges that the Bank cannot reverse or stop payment of any entry at the GACHA after the entry has been received by GACHA. The Respondent will notify the Bank of any errors in initiation. If notice of such errors is received prior to the regular entry run cutoff of the Federal Reserve Bank, as established in Appendix A of the Rules, the Bank will use its best efforts to initiate an adjusting entry or issue a stop payment on any "on-us" entries. If such a notice from the Respondent is received after the cutoff time, the Bank will use its best efforts on behalf of the Respondent to the extent provided in Part A, Section 7 of the Rules.

12. In the event any entry is rejected by the ACH for any reason whatsoever, it shall be the responsibility of the Respondent to remake such entry; provided however, that the Bank shall remake any entry where the reflection by the ACH was due to a discrepancy of the entry by the Bank and sufficient data is available to the Bank to permit it to remake such entries. The Respondent shall retain and provide the Bank, upon request, all information necessary to remake any entry for three days after midnight of the Effective Date. For the purposes of this Agreement the "Effective Date" is the day the offsetting debit or credit entry is to be posted to the Respondent's Demand Depository Account, as stated in the instructions provided to the Bank by the Respondent.

13. If the Respondent is initiating credit entries, the Respondent will provide good collected funds in the Respondent's Depository Account referred to in the instruction stated in Paragraph 3 above to cover any credit entry initiated by the Respondent no later than 2:00 p.m. on the Effective Date applicable thereto. For the purposes of this Agreement, "good collected funds" are defined as Federal Reserve funds subject to immediate withdrawal.

14. If the Respondent is initiating debit entries, the Respondent will receive immediately available funds in its Bank Depository Account for any debit entry initiated by it on the later of the Effective Date applicable thereto or the second banking day after receipt of the debit entry information from the Respondent.

15. The Respondent will promptly provide good collected funds into its Bank Depository Account to indemnify the Bank if any debit entry is rejected after the Bank has permitted the Respondent to withdraw good collected funds in the amount thereof or if any adjustment memorandum that relates to any such entry is received by the Bank.

16. The Respondent agrees to reconcile each transfer listing or other confirmation with its records and to notify the Bank of any errors within forty-five (45) days.

17. The Bank will charge the Respondent on a periodic basis for the Services in accordance with the Bank's fee schedule as presented and incorporated herein by reference.

18. Both parties agree that in the event of a conflict between the provisions of this Service Agreement and the Cash Management Services Agreement, the terms and conditions of the Cash Management Services Agreement shall prevail.

IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be executed by their duly authorized representatives, to be effective the date first written above.

RESPONDENT                                            THE BANKERS BANK

By:    /s/ Robert W. Coile                     By:
       -----------------------------                  --------------------------
Title: SRVP/COO                                Title:
       -----------------------------                  --------------------------
Date:  4-27-98                                 Date:
       -----------------------------                  --------------------------

The Bankers Bank

                                              CASH MANAGEMENT SERVICES AGREEMENT

2410 Paces Ferry Rd.
600 Paces Summit
Atlanta, GA  30339

THIS AGREEMENT made this 27 day of April, 1998, by and between THE BANKERS BANK herein called "BANK" AND Chestatee State Bank herein called "RESPONDENT", witnesseth:

1. DESCRIPTION OF SERVICE: The CONNECTION provides the Respondent with an electronic window to account activity information as well as functioning as a communications system. The CONNECTION allows the Respondent to access financial data and complete banking transactions directly from the Respondent's office. Information may be accessed using a personal computer, a modem and compatible communications software provided by The Bankers Bank. These specifications are detailed in the users manual.

     In addition, the CONNECTION provides the Respondent the ability to access the services of the Federal Reserve Bank of Atlanta:

         A.   Wire Transfer Services
         B.   ACH Origination/Receive
         C.   Large Dollar Return Notification
         D.   T T & L Notification
         E.   Cash/Food Coupon Notification
         F.   Savings Bond Reporting
         G.   Electronic MICR File Delivery

2. DELIVERY AND INSTALLATION OF SOFTWARE; TRAINING: on execution hereof. Bank will deliver one or more copies of its CONNECTION software in machine readable form, on one or more diskettes, together with one or more copies of the user manual (Rider A).

     (a) Respondent shall use the Licensed Program solely for the purpose of electronically submitting or requesting transaction information to Bank using computer equipment which is owned or controlled by the Respondent (Rider B).
     (b) Respondent shall make no copies of the Licensed program except to copy the Licensed program from floppy disk to hard disk as may be required for compatibility of the Licensed program for use with the Respondent's equipment, nor shall the Respondent disclose or transfer the licensed program to any person or entity outside its own organization (Rider C).
     (c) Respondent shall not attempt to modify, reverse compile or disassemble the Licensed program (Rider D).
     (d) If any diskette provided by the Bank is defective or becomes unusable, or should the user manual need replacement, Bank shall replace the same so long as this Agreement remains in effect and the worn out diskette or manual is first returned to the Bank.
     (e) On any termination of this agreement, all copies of the Licensed program, including software and manuals, in the possession or under control of the Respondent shall be returned to the Bank (Rider E).
     (f) Although Bank may assist Respondent in the installation of the software on Respondent's computer equipment and in training persons in connection with the use of the software, Respondent shall bear all responsibility for properly installing and using software (Rider F).

3. DISCLAIMER OF WARRANTY: RESPONDENT ACKNOWLEDGES THAT THE SOFTWARE MUST INTERFACE WITH THE BANK'S COMPUTERS, AND ASSUMES THE RISK THAT THE BANK'S COMPUTERS MIGHT NOT BE OPERATIONAL AT ALL TIMES, EXCEPT AS PROVIDED IN THE WARRANTY BELOW, BANK MAKES NO WARRANTY, EXPRESS OR IMPLIED, REGARDING THE LICENSED PROGRAM OR ITS USE AND HEREBY DISCLAIMS ANY WARRANTY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. BANK SHALL IN NO CASE BE LIABLE FOR DIRECT, INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES. RESPONDENT ACKNOWLEDGES THAT THE LICENSED PROGRAM MAY CONTAIN DEFECTS AND MAY NOT OPERATE ERROR-FREE OR WITHOUT INTERRUPTION. RESPONDENT AGREES THAT BANK SHALL NOT HAVE LIABILITY TO RESPONDENT HEREUNDER BASED ON NONPERFORMANCE, DEFECT AND/OR FAILURE OF THE LICENSED PROGRAM OR BANK'S OWN COMPUTER TO PERFORM PROPERLY.

4. WARRANTY AND EXCLUSIVE REMEDY: Bank warrants that the Licensed software will perform essentially as described in the documentation. However, this warranty does not warrant that the Licensed program is error-free and Bank shall not be liable for any losses or damages associated with any errors in the Licensed program. If Respondent discovers what it believes to be an error in the Licensed program, it shall bring the error to the attention of Bank pursuant to the continuing support services provided under Section 6. Upon verification of the error, Bank shall make reasonable efforts to correct the error or find alternative means of accomplishing the task in question (Rider H). If Bank is unable to do this, Respondent may, at its option, terminate the Agreement, in which case it shall receive a refund on a pro rata basis for the unused portion of the continuing support fee. Respondent shall not receive any other refund. This right to terminate the agreement constitutes respondents sole and exclusive remedy for any failure of the software to operate properly or failure to operate in accordance with the documentation.

5. RESPONSIBILITY FOR ERRORS; SECURITY: Bank is authorized by Respondent to process in accordance with information Bank receives electronically from Respondent. Respondent shall be solely responsible for the information contained in the instructions and Bank shall have no responsibility for erroneous data provided by the Respondent. Respondent accepts sole responsibility for the safeguard of information regarding the security codes provided for in using the Licensed program and for any unauthorized or fraudulent use of the Licensed program purportedly on Respondent's behalf (Rider I).

6. FEES AND CONTINUING SUPPORT: Upon execution of this agreement, Respondent shall pay to Bank a fee for the installation of this software, as set forth on the Bank Service Fee Schedule. Respondent shall also pay a Bank a fee, as set forth on the Bank Service Fee Schedule for continuing support for each copy of the installed software made by the Bank and made available to Respondent during the period of continuing support, and the availability of telephone assistance in using the Licensed program during Bank's regular business hours.

7. PAYMENT OF FEES, EXPENSES, ETC.: Respondent shall be responsible for costs and expenses incurred or imposed in connection with the use of the Licensed program and shall hold the Bank harmless from, or pay or reimburse Bank upon demand, for the following:

     (a) Any costs or expenses associated with using the Licensed program, including, without limitation, any related telephone charges for transmission of ACH transactions to Bank.
     (b) Bank's fees or charges then in effect for electronic receipt and processing of ACH transactions. Bank retains the right to change such fees from time to time. Unless Respondent terminates the Agreement in accordance with Section 9, Respondent agrees to pay such fees upon receipt of written notice of change from the Bank.

     (c) Any expenses or charges, including, without limitation, attorneys fees and legal costs actually incurred by or imposed on Bank in connection with this agreement, its performance or enforcement, whether or not suit or legal action is commenced.

8. ACH SERVICE AGREEMENT: This agreement may be supplemented by an ACH Service Agreement. However, in case of any conflict, this agreement shall control.

9. TERMINATION OF AGREEMENT: Bank may terminate this agreement at any time for breach of the terms and conditions set forth herein, by written notice effective on mailing to Respondents address set forth below. Respondent may terminate this agreement at any time by Respondent's written notice effective the business day following the date of its receipt by Bank at:
     3715 Northside Parkway NW, 300 Northcreek Suite 800, Atlanta, GA 30327 or at such other address that the Bank may subsequently indicate.

10. COMPLETE AGREEMENT; WAIVER: The invalidity or enforceability of any provision of this agreement shall not affect validity or enforceability or any other provision. All waivers under this agreement must be in writing. No waiver or modification of any right or remedy with respect to one or more occurrences or events shall be a waiver or modification of any such right or remedy with respect to any other occurrence or event. This agreement, as it may be supplemented by a Cash Management Services Agreement, Money Transfer Agreement, ACH Services Agreement, Large Dollar Notification Agreement, TT&L Notification Agreement, Cash/Food Coupon Notification Agreement and Savings Bond Reporting Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior purposes, communications and agreements, written or oral with respect to such subject matter.

RESPONDENT ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT, UNDERSTANDS IT AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. IN ADDITION, RESPONDENT HAS BEEN SUPPLIED WITH A COPY OF THE PROFILE AND PRODUCT SUPPORT POLICY.

RESPONDENT                                     THE BANKERS BANK

By:    /s/ Robert W. Coile                     By:
       ------------------------------                ---------------------------
Title: SRVP/COO                                Title:
       ------------------------------                ---------------------------
Date:  4-27-98                                 Date:
       ------------------------------                ---------------------------

ADDRESS OF RESPONDENT
6639 Hwy 53 East
----------------
Dawsonville, Ga  30534
----------------------

The Bankers Bank

                                              CASH MANAGEMENT SERVICES AGREEMENT

2410 Paces Ferry Rd.
600 Paces Summit
Atlanta, GA  30339


                        THE BANKERS BANK CASH MANAGEMENT

                            PC PRODUCT SUPPORT POLICY

The agreements for The Bankers Bank's PC-based software include a monthly maintenance support clause. Under this maintenance support clause, telephone access to our Technical Services Department is provided for resolving problems or answering questions related to the software.

Additionally, software enhancements to these products are made available at no additional cost.

The maintenance support clause excludes certain situations as they are beyond the scope of the agreement. These are listed below:

     a. Changes in physical location of the computer, related peripherals or telephone line(s) that, due to improper installation, prevent operation of the software.

     b.   Moving The Bankers Bank PC-based software to another computer.

     c. Changes in hardware, other software (including networks) or telecommunications components that impair or prevent functioning of the software.

     d. Failure of the computer (including the monitor, hard drive, CPU, RAM) external drives, printer, modem and/or telephone line(s) that interface with The Bankers Bank PC-based software.

     e. Failure of software that interfaces with The Bankers Bank PC-based software, including DOS, accounting packages, payroll packages, etc.

     f. Processing by unqualified or untrained personnel that results in deletion of part or all of the software from the computer.

The Bankers Bank Technical Services Department may choose to respond to situations as outlined above on a fee consulting basis at the rate of $100.00 per man hour expended in 30 minute increments. However, we reserve the right not to respond to these non-covered occurrences. Please notify us in advance of any planned changes in order for us to determine whether our technical analysts are both available and qualified to assist you with the non-covered occurrence in question.

The intent of this policy statement is to identify the normal scope of our product support and to minimize any possible misunderstandings.

This CASH MANAGEMENT SERVICES AGREEMENT ("Agreement") is made this 27 day of April , 1998 between The Bankers Bank of Atlanta, Georgia with its principal offices at 2410 Paces Ferry Rd., 600 Paces Summit, Atlanta, Georgia 30339 (the "Bank") and Chestatee State Bank whose principal office is located at Dawsonville, Ga (hereinafter "Client").

1. Services: Upon the terms and conditions set forth herein, the Bank shall perform one or more of the cash management services (the "Services") described in the exhibit shall apply. The following exhibits that are initiated on behalf of the Bank and the Client, corresponding to the Services listed below, are incorporated as part of this Agreement. If new or additional Services are accepted, additional exhibits may be added and will become part of this Agreement.

     DATE   INITIAL     SERVICE

     4/27     RWC        CMSA1   -   Signature Card/Money Transfer Authorization
     4/27     RWC        CMSA2   -   Federal Funds Agreement
     4/27     RWC        CMSA3   -   "The Connection"
     4/27     RWC        CMSA4   -   ACH Services
     4/27     RWC        CMSA5   -   Large $ Notification
     4/27     RWC        CMSA6   -   TT&L Reporting
     4/27     RWC        CMSA7   -   Cash/Food CPN Notification
     4/27     RWC        CMSA8   -   Savings Bond Reporting
     4/27     RWC        CMSA9   -   International Services
     4/27     RWC        CMSA10  -   Elec Micr File Delivery

2. Service Fees and Payment: Client shall pay fees for the Services in accordance with the Bank Service Fee Schedule, a copy of which is attached. Fees and other charges are due and payable monthly. The Bank may change its Service Fees upon thirty (30) days written notice to Client. Client, at its option, may pay Service Fees by direct payment upon invoice from the Bank's debiting Client's account with the Bank, by Client's maintenance of compensating balances with the Bank, or by a combination of the preceding. The method for payment will be designated on the Service Fee Schedule. Client may change the method for payment at any time by notifying the Bank and executing a new Service Fee Schedule. Client shall pay any special transportation, communications, or delivery charges incurred by the Bank.

3. Confidential Information: The Bank shall use its best efforts to hold in confidence and not disclose to other than its employees, agents and independent contractors all information relating to the Client's account received by the Bank in the course or rendering the Services hereunder, except to the extent disclosure is required by legal process or by any agents, independent contractors or other entities to perform the Services, and that the Bank shall not be liable for any disclosure by such third party servicers, agents, independent contractors or their entities.

4. Proprietary Information: Client acknowledges and agrees that all computer programs, data bases, files, documents and other records, trade names and logos relating to the Services, shall be the sole and exclusive property of the Bank, its servicers, its agents or its subcontractors and that Client shall acquire only a non-exclusive license to use such materials in the manner and to the extent set forth in the agreements relating to the services.

5. Indemnification: Client shall indemnify and hold the Bank harmless from and against any and all losses, liabilities, costs, damages and expenses (including attorney's fees actually incurred) to which it may be subject or which it may incur arising out of or in connection with any breach by Client of the Agreement or the agreements pertaining to any of the Services.